EXHIBIT 10.3




                                     WARRANT

                            TO PURCHASE COMMON STOCK

                                       OF

                                V-ONE CORPORATION
--------------------------------------------------------------------------------

      THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE STATUTES. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF
     IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATING TO SUCH
      DISPOSITION OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
       THAT THE SECURITIES MAY BE SO DISPOSED OF WITHOUT BEING REGISTERED.


                                              Date of Issuance:  July 23, 2002

                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK

This is to Certify that, FOR VALUE RECEIVED, _________________ or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from V-ONE CORPORATION, a Delaware corporation (the "Company"), such number of fully paid, validly issued, and non-assessable shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock ") as is obtained by dividing $__________, the principal amount of the 8% Secured Convertible Promissory Notes (the "Notes") purchased by Holder from the Company, by $1.00. This Warrant shall be exercisable at an exercise price of $0.50 per share, subject to the Exercise Floor (as defined below). This Warrant may be exercised at any time or from time to time during the period (the "Exercise Period"): (i) from the date six months immediately after the date hereof, and (ii) until 5:00 p.m. New York City time on July 23, 2007 (the "Termination Date"). NOTWITHSTANDING ANY OTHER PROVISION OF THIS WARRANT, THE COMPANY SHALL HAVE THE RIGHT TO REQUIRE THE EXERCISE OF THIS WARRANT (IN ACCORDANCE WITH ITS TERMS) UPON 30 DAYS WRITTEN NOTICE IF THE CLOSING SALES PRICES OF THE COMPANY'S COMMON STOCK, AS TRADED ON THE NASDAQ, SHALL BE EQUAL TO OR GREATER THAN $3.00 FOR ANY CONSECUTIVE 20 TRADING DAYS, AND IF THE COMMON STOCK UNDERLYING THE WARRANT SHALL HAVE BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED. (IF NOT EXERCISED WITHIN SUCH 30 DAY PERIOD, THIS WARRANT SHALL AUTOMATICALLY EXPIRE AND TERMINATE WITHOUT ANY OTHER OR FURTHER ACTION BY THE COMPANY.) The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock underlying this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon exercise of this Warrant, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." Notwithstanding anything to the contrary, this Warrant may not be exercised at any time at an Exercise Price less than the greater of book or market value of Common Stock ("Exercise Price Floor") as of the date of that certain Note Purchase Agreement between the purchaser of this Warrant and the Company, which provides, among other things, for the issuance of this Warrant, as applied under NASDAQ Marketplace Rule 4350(i)(1)(D).

      (a) EXERCISE OF WARRANT.

      (1) This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day.
This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or, at the Company's option, at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrant, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, during the Exercise Period, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder.

      (2) The Holder may, at its option, exercise this Warrant, in whole or in part (a "Cashless Exercise"), into the number of Warrant Shares determined in accordance with this Section (without payment by the Holder of any exercise price or any cash or other consideration), by surrendering the Warrant Certificate at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Holder's intent to effect such Cashless Exercise, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Cashless Exercise occur (the "Notice of Cashless Exercise"). The Cashless Exercise shall take place on the date specified in the Notice of Cashless Exercise or, if later, the date the Notice of Cashless Exercise is received by the Company (the "Cashless Exercise Date"). Certificates for the shares issuable upon such Cashless Exercise and, if applicable, a new warrant of like tenor evidencing the balance of the shares remaining subject to such Warrant, shall be issued as of the Cashless Exercise Date and delivered to the Holder within seven (7) days following the Cashless Exercise Date. In connection with any Cashless Exercise, a Warrant shall



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


represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (i) the number of Warrant Shares specified by the Holder in its Notice of Cashless Exercise (the "Total Number") less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by
(B) the current market value of a share of Common Stock. Current market value shall have the meaning set forth herein, except that for purposes hereof, the date of exercise shall mean the Cashless Exercise Date.

      (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

      (c)  FRACTIONAL   SHARES.  No  fractional  shares  or  scrip  representing
fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

           (1) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

           (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and lowest asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

           (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal quarter-end of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

      (d) HOLDER INVESTMENT IN WARRANT. The Holder, by acceptance of this Warrant, covenants and agrees that it is acquiring the Warrant evidenced hereby and the Warrant Shares issuable upon exercise of this Warrant (collectively, the "Warrant Securities") for its own account and not with a view to distribution. The Holder acknowledges that the Warrant Securities have not been registered under the Act, or any state securities or "blue sky" laws, and may not be sold or transferred except pursuant to an effective registration statement thereunder or under an exemption therefrom.

      (e) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable and transferable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or, at the Company's


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


option, at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon compliance with this paragraph and surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone. This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (such Act and such Rules and Regulations being hereinafter collectively referred to as the "Act"). This Warrant shall be transferable only upon receipt by the Company, if requested to the Company, of an opinion of counsel satisfactory to the Company, which may be counsel to the Company, that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law.

      (f) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

      (g) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

           (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price of the Warrants in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date, shall be entitled to receive the aggregate number and kind of shares


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


      which, if this Warrant had been exercised by such Holder immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination or reclassification.

           (2) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of any series of its Preferred Stock and/or its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the current market price of the Common Stock (as defined in Subsection (6) below) on the record date mentioned below or less than the Exercise Price in effect immediately prior to the date of such issuance, then the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock or the Exercise Price in effect immediately prior to such issuance, whichever is higher, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. This paragraph shall not be applicable to any shares of Common Stock issuable upon exercise of any presently outstanding options or warrants.

           (3) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (1) above) or subscription rights or warrants (excluding those referred to in Subsection (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (6) below), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a


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


      record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

           (4) To the extent that an adjustment has been made for purposes of determining the Exercise Price of the Warrant upon issuance of any rights, options or warrants to purchase Common Stock, then the subsequent issuance of Common Stock upon actual exercise of the right, option or warrant shall be excluded from the adjustment provisions hereof.

           (5) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

           (6) For the purpose of any computation under Subsections (2) and (3) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive business days before such date. The closing price for each day shall be the last sale price or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the average of the highest reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

           (7) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least two cents ($.02) in such price; provided, however, that any adjustments which by reason of this Subsection (7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

           (8) In the event that at any time, as a result of an adjustment made pursuant to this Section (f), the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common
      Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the


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


      provisions with respect to the Common Stock contained in Subsections (1) to (7), inclusive above.

           (9) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrant Certificates theretofore or thereafter issued upon exchange, transfer, assignment, loss of certificate or upon exercise in part may continue to express the same price and number and kind of shares as were stated in the Warrant Certificates when the same were originally issued.

      (h) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with the stock transfer agent responsible for this Warrant, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

      (i) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to all of the holders of its Common Stock or any series of its Preferred Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (including, but not limited to, a reorganization pursuant to which the Company will become a wholly-owned subsidiary of a newly created corporation), sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least ten days prior the date specified in (A) or (B) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (A) a record is to be taken for the purpose of such dividend, distribution or rights, or (B) such reorganization, reclassification, consolidation, merger, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease or transfer, dissolution, liquidation or winding up.

      (j) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (including, but not limited to, a reorganization pursuant to which the Company will become a wholly-owned subsidiary of a newly created corporation) (but not including a merger in which


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


the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of all or substantially all of the business and assets of the Company, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations or other changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances. In the event that in connection with any such reclassification, capital reorganization or other change, consolidation, merger, sale, lease or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

      (k) REGISTRATION RIGHTS. The Holder and the Company will also enter into a Registration Rights Agreement which shall be on terms no less favorable than those offered to the Purchasers of the Notes.

      (l) AMENDMENT; WAIVER OF PROVISIONS. This Warrant may not be amended by or compliance with any provision hereof waived without the written consent of holders of the majority of the Warrants and/or Warrant Shares related to the issuance of the Notes.

      (m) GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York without giving effect to is conflicts of laws principles.

                           [signature page to follow]




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


      IN WITNESS WHEREOF, the undersigned has caused this Warrant to be duly executed as of the date first above written.


                                          V-ONE CORPORATION


                                          By:______________________________
                                                Name:

                                                Title:






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



                                V-ONE CORPORATION

                                  PURCHASE FORM
 ------------------------------------------------------------------------------

                                                    Dated ____________________


      The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ______________________________ shares of Common Stock and hereby makes and delivers payment of _________________________________ in payment of the actual exercise price thereof.
------------------------------------------------------------------------------


                     INSTRUCTIONS FOR REGISTRATION OF STOCK
------------------------------------------------------------------------------


Name________________________________________________________________________
                 (Please typewrite or print in block letters)


Address_______________________________________________________________________


            Signature_______________________________________________



                                 ASSIGNMENT FORM
------------------------------------------------------------------------------

      FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers unto



Name________________________________________________________________________
                 (Please typewrite or print in block letters)


Address_______________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint___________________________________________________
Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Date ______________,_____            Signature__________________________________


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